                                                              EXHIBIT (a)(1)(ii)

                             LETTER OF TRANSMITTAL

                                       TO

             TENDER ANY AND ALL OUTSTANDING SHARES OF COMMON STOCK

                                       OF

                            HIGH PLAINS CORPORATION

                                       AT

                             $5.6358 NET PER SHARE

           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 16, 2001

                                       BY

                      ASA ENVIRONMENT & ENERGY HOLDING AG,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                                 ABENGOA, S.A.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
           TIME, ON MONDAY, DECEMBER 17 UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    American Stock Transfer & Stock Company

         By Mail:           By Overnight Courier:             By Hand:
American Stock Transfer & American Stock Transfer &  American Stock Transfer &
      Trust Company             Trust Company              Trust Company
      59 Maiden Lane      6201 15th Ave., 3rd Floor        59 Maiden Lane
 New York, New York 10038  Brooklyn, New York 11219   New York, New York 10038
                              Attn: Reorg Dept.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------
Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in, if blank,
    Exactly as Name(s)
    Appear(s) on Share               Share Certificate(s) and Share(s) Tendered
     Certificate(s))                   (Attach additional list, if necessary)
--------------------------------------------------------------------------------------
                                                                            Number of
                                                                              Shares
                                                                             from The
                                           Total Number of                    Direct
                                               Shares                      SERVICE(TM)
                                Share      Represented by    Number of       Program
                             Certificate        Share          Shares        ("DSP")
                              Number(s)*   Certificate(s)*   Tendered**     Tendered**
                            ----------------------------------------------------------
                            ----------------------------------------------------------

                            ----------------------------------------------------------

                            ----------------------------------------------------------

                            ----------------------------------------------------------

                            ----------------------------------------------------------

                            Total Shares
--------------------------------------------------------------------------------------

  *  Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary and all Shares held on your behalf pursuant to the DSP, including any shares credited to your DSP account in connection with any dividend paid by the Company are being tendered hereby. See Instruction 4.

   This Letter of Transmittal is to be completed by stockholders of High Plains Corporation, a Kansas corporation (the "Company"), if certificates for Shares (as defined herein) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated November 16, 2001 (the "Offer to Purchase")) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by the American Stock Transfer & Trust Company (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

   Stockholders whose certificates for such Shares are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary on or prior to the "expiration date" (as defined in the Offer to Purchase, the "Expiration Date") or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility by itself does not constitute delivery to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
      INSTRUCTIONS CAREFULLY.

[_]CHECK HERE IF THE SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO
   AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER THE SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: _________________________________________________
Book-Entry Transfer Facility Account Number: ___________________________________ Transaction Code Number: _______________________________________________________

[_]CHECK HERE IF THE SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

Name(s) of Registered Owner(s): ________________________________________________
Window Ticket Number (if any): _________________________________________________
Date of Execution of Notice of Guaranteed Delivery: ____________________________ Name of Institution that Guaranteed Delivery: __________________________________

[_]CHECK HERE IF DELIVERED BY BOOK-ENTRY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________
Book-Entry Transfer Facility Account Number: ___________________________________ Transaction Code Number: _______________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to ASA Environment & Energy Holding AG (the "Purchaser"), a company organized under the laws of Switzerland and an indirect wholly owned subsidiary of Abengoa, S.A., a company organized under the laws of Spain, the above described shares of common stock, par value $.10 per share (the "Shares"), of High Plains Corporation, a Kansas corporation (the "Company"), at a price of $5.6358 per Share, net to the seller in cash, without interest thereon and less applicable federal withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer").

   Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, or rights declared, paid or issued with respect to the tendered Shares on or after November 16, 2001 (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for Shares (and any Distribution), or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in any case with appropriate evidences of transfer and authenticity, to the Depositary for the account of the Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints designees of the Purchaser and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after November 16, 2001). This power of attorney and proxy is coupled with an interest in the tendered Shares and is irrevocable. Such appointment will be effective when, and only to the extent that the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies or consents given by the undersigned with respect to such Shares (and such other Shares and securities) will, without further action, be revoked and no subsequent proxies or consents may be given by the undersigned and, if given, will not be effective. The designees of the Purchaser will, with respect to such Shares (and such other shares and securities) be empowered, among other things, to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual, special or adjourned meeting of the Company's stockholders, or by written consent in lieu of any such meeting or otherwise. The undersigned understands that the Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting, consent and other rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distribution) tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price of Shares tendered hereby or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

   All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment pursuant to the Offer, may also be withdrawn at any time after January 15, 2002. See
Section 3 of the Offer to Purchase.

   The undersigned understands that tenders of the Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including the undersigned representation that the undersigned owns the Shares being tendered.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificate(s) to, the person(s) so indicated. Stockholders tendering the Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any such Shares.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 4, 5, 6 and          (See Instructions 1, 4, 5, 6 and
                 7)                                        7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cate(s) for Shares accepted for           cate(s) for Shares accepted for
 payment and/or the check for the          payment and/or the check for the
 purchase price of the Shares pur-         purchase price of the Shares pur-
 chased are to be issued in the            chased are to be sent to someone
 name of someone other than the            other than the undersigned, or to
 undersigned, or if the Shares             the undersigned at an address
 tendered by book-entry transfer           other than that shown on the
 which are not purchased are to be         front cover:
 returned by credit to an account
 maintained at the Book-Entry              Mail[_] Check
 Transfer Facility other than that             [_] Certificates to:
 designated on the front cover:
                                           Name______________________________
 Issue[_] Check                                      (Please Print)
      [_] Certificates to:
                                           Address __________________________
 Name _____________________________
           (Please Print)                  __________________________________
                                                   (Include Zip Code)
 __________________________________
           (Please Print)                  __________________________________
                                              (Taxpayer Identification or
 Address __________________________             Social Security Number)
                                            (See Substitute Form W-9 on Back
 __________________________________                      Cover)
         (Include Zip Code)
                                           __________________________________
 __________________________________                 (Account Number)
    (Taxpayer Identification or
      Social Security Number)
  (See Substitute Form W-9 on Back
               Cover)

 __________________________________
          (Account Number)

                                   SIGN HERE
       (PLEASE COMPLETE SUBSTITUTE FORM W-9 AT THE END OF THIS DOCUMENT)

 _____________________________________________________________________________

 _____________________________________________________________________________
                            Signature(s) of Owner(s)

 Dated: ______________________________

    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

 Name(s): ____________________________________________________________________
                                 (Please Print)

 Capacity (Full Title): ______________________________________________________

 Address: ____________________________________________________________________

 _____________________________________________________________________________
                               (Include Zip Code)

 Daytime Area Code and Telephone Number: _____________________________________

 Tax Identification or Social Security No.: __________________________________

             (See Substitute Form W-9 at the end of this Document)

                           GUARANTEE OF SIGNATURE(S)

                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature: _______________________________________________________

 Name: _______________________________________________________________________

 Name of Firm: _______________________________________________________________

 Address: ____________________________________________________________________

 _____________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: _____________________________________________

 Dated: ______________________________________________________________________

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) tendered herewith, and such registered holder(s) has not completed the box entitled "Special Payment Instructions" or (ii) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if the certificate(s) for Shares are to be forwarded herewith or, unless an "agent's message" (as defined in the Offer to Purchase) is utilized, if Shares held on your behalf pursuant to The DirectSERVICE(TM) Program ("DSP") of the Company are being tendered, or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or an originally signed facsimile copy thereof), properly completed and duly executed, with any required signature guarantees, or an agent's message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on this Letter of Transmittal on or prior to the Expiration Date. If certificates for Shares are forwarded to the Depositary in multiple deliveries or if DSP Shares are not tendered all at one time, a properly completed and duly executed Letter of Transmittal must accompany each such delivery and tender. Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the certificates for all Shares (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in the case of a book-entry delivery, an agent's message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery. This guaranteed delivery procedure is not available with respect to the tendering of DSP Shares.

   THE METHOD OF DELIVERY OF CERTIFICATES FOR SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

   4. Partial Tenders (Not Applicable to Stockholders Who Tender By Book-Entry Transfer.) If fewer than all the Shares evidenced by any certificate(s) submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificates for Shares that were evidenced by your old certificates for Shares, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. If you do not wish to tender all of your DSP Shares, including any Shares credited or to be credited to your account in connection with any dividends paid by the Company, fill in the box entitled "Number of Shares from the DirectSERVICE(TM) Program Tendered." All Shares represented by certificates delivered to the Depositary and all DSP Shares, including any Shares credited or to be credited to your account in connection with a dividend paid by the Company, will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for unpurchased Shares are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown in the Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

   8. Waiver of Conditions. Subject to the terms and conditions of the merger agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in its sole discretion.

   9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to penalties. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased to the Offer may be subject to 30.5% backup withholding if payments are received in 2001 or 30% backup withholding if payments are received in 2002.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   If backup withholding applies, the Depositary is required to withhold the applicable percentage (described above) of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold the applicable percentage (described above) of all payments made prior to the time a properly certified TIN is provided to the Depositary.

   The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   10. Requests For Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

   11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing the Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at (800) 374-5775. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed and a new certificate has been issued.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR AN ORIGINALLY SIGNED FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

             PAYER'S NAME: American Stock Transfer & Trust Company
--------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR    Social Security Number
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND     OREmployer ID Number
 Form W-9               CERTIFY BY SIGNING AND          ---------------------
                        DATING BELOW.

--------------------------------------------------------------------------------
                        Part 2
 Department of the      For Payees Exempt From Backup Withholding Please
 Treasury Internal      Write "Exempt" here (See enclosed Guidelines)
 Revenue Service       --------------------------------------------------------
                        Part 3
                        Please check the box at right if you have applied
                        for, and are awaiting receipt of, your taxpayer
                        identification number. [_]
 Payer's Request for   --------------------------------------------------------
 Taxpayer               Certifications--
 Identification         Under penalties of perjury, I certify that:
 Number ("TIN")
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                       --------------------------------------------------------
                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are currently subject to backup withholding
                        because of underreporting interest or dividends on
                        your tax return. If, after being notified by the IRS that you were subject to backup withholding, you received another notification from IRS that you are no longer subject to backup withholding, do not cross out item (2) above.
--------------------------------------------------------------------------------

                        Signature: ___________________________    Date: ______
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.5% (FOR PAYMENTS RECEIVED IN 2001) or 30% (FOR PAYMENTS RECEIVED IN
      2002) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5% (for payments received in 2001) or 30% (for payments received in 2002) of all reportable payments made to me will be withheld until I provide a Taxpayer Identification Number.

 Signature: ___________________________  Date: ____________________

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

   Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                              MORROW & CO., INC.

                           445 Park Avenue, 5th Floor
                               New York, NY 10022
                          Call Collect (212) 754-8000
                 Banks and Brokerage Firms Call: (800) 654-2468
                    Stockholders Please Call: (800) 607-0088
                         E-mail: HIPC.INFO@morrowco.com

                      The Dealer Manager for the Offer is:

                        Banc of America Securities LLC

                               9 West 57th Street
                               New York, NY 10019
                              Call: (212) 583-8537

                                       12